Equity Award Plans	12 Months Ended
Dec. 31, 2011
Equity Award Plans
Equity Award Plans

NOTE 5—Equity Award Plans

        The stockholders of the Company approved the 2002 Long-Term Incentive Award Plan (the "2002 Plan"), under which an aggregate of 4.3 million shares of the Company's common stock, as restated to reflect the modification for the Financing spin-off, have been reserved for grant and issuance of incentive and non-qualified stock options, stock appreciation rights and stock awards.

        Under the 2002 Plan, an option becomes exercisable at such times and in such installments as set by the Compensation Committee of the Board of Directors (generally, vesting occurs over three years in equal annual increments), but no option will be exercisable after the tenth anniversary of the date on which it is granted. The Company may also issue restricted stock units. The Company has issued restricted stock units which generally fully vest after three years of continuous employment or over three years in equal annual increments.

        Upon completion of the Western Coal acquisition, all of the outstanding options to purchase Western Coal common shares that were not exercised prior to the acquisition were exchanged for fully-vested and immediately exercisable Walter energy stock options. The Company issued 193,498 stock options in exchange for the Western Coal stock options outstanding as of April 1, 2011.

        For the years ended December 31, 2011, 2010 and 2009, the Company recorded stock-based compensation expense for its continuing operations related to equity awards totaling approximately $9.2 million, $3.3 million, and $6.7 million, respectively. These amounts are included in selling, general and administrative expenses and have been allocated to the reportable segments. The total income tax benefits in the Company's continuing operations recognized in the statements of operations for share-based compensation arrangements were $3.2 million, $1.2 million, and $2.4 million during 2011, 2010 and 2009, respectively.

        A summary of activity related to stock options during the year ended December 31, 2011, including awards applicable to discontinued operations, is presented below:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value ($000)
Outstanding at December 31, 2010	514,708	$28.54
Granted	80,432	$116.78
Granted in exchange for Western Coal stock options	193,498	$50.16
Exercised	(265,833)	$33.70
Cancelled	(27,481)	$126.04

Outstanding at December 31, 2011	495,324	$43.13	5.5	$12,259

Exercisable at December 31, 2011	381,507	$34.02	4.6	$10,623

        Weighted average assumptions used to determine the grant-date fair value of options granted were:

	For the year ended December 31,
	2011(1)	2010	2009
Risk free interest rate	0.88%	2.22%	2.12%
Dividend yield	0.52%	0.75%	0.75%
Expected life (years)	2.46	5.10	5.24
Volatility	57.51%	69.64%	64.37%
(1)
Includes fully vested replacement stock options issued on April 1, 2011 in connection with the acquisition of Western Coal described in Note 3, which significantly reduced the expected life as compared to prior periods.

        The risk-free interest rate is based on the U.S. Treasury yield in effect at the time of grant with a term equal to the expected life. The expected dividend yield is based on the Company's estimated annual dividend payout at grant date. The expected term of the options represents the period of time the options are expected to be outstanding. Expected volatility is based on historical volatility of the Company's share price for the expected term of the options.

        A summary of activity related to restricted stock units during the year ended December 31, 2011, including awards applicable to discontinued operations, is as follows:

	Shares	Aggregate Intrinsic Value ($000)	Weighted Average Remaining Contractual Term in Years
Outstanding at December 31, 2010	201,838
Granted	144,517
Vested	(127,598)
Cancelled	(55,510)

Outstanding at December 31, 2011	163,247	$9,886	1.47

        The weighted-average grant-date fair values of stock options granted during the years ended December 31, 2011, 2010 and 2009 were $81.82, $46.43 and $10.67, respectively. The weighted-average grant-date fair values of restricted stock units granted during the years ended December 31, 2011, 2010 and 2009 were $133.15, $82.30 and $20.70, respectively. The total amount of cash received from exercise of stock options was $8.9 million, $17.1 million and $9.9 million for the years ended December 31, 2011, 2010 and 2009, respectively. The total intrinsic value of stock awards exercised or converted during 2011 was $24.2 million and $7.7 million, respectively, and the total intrinsic value of stock awards exercised or converted during 2010 was $43.1 million and $11.0 million, respectively. The total intrinsic value of stock awards exercised or converted during 2009 was $20.0 million and $3.0 million, respectively. The total fair value of shares vested during the years 2011, 2010 and 2009 was $4.9 million, $5.8 million and $9.0 million respectively.

        Unrecognized compensation costs related to non-vested share-based compensation arrangements granted were approximately $12.6 million, $2.3 million and $5.4 million as of December 31, 2011, 2010 and 2009, respectively. These costs are to be recognized over a weighted average period of 2.3 years.

Employee Stock Purchase Plan

        All full-time employees of the Company who have attained the age of majority in the country in which they reside are eligible to participate in the employee stock purchase plan, which was adopted in January 1996 and amended in April 2004. The Company contributes a sum equal to 15% (20% after five years of continuous participation) of each participant's actual payroll deduction as authorized, and remits such funds to a designated brokerage firm that purchases, in the open market, shares of the Company's common stock for the accounts of the participants. The total number of shares that may be purchased under the plan is 3.5 million. Total shares purchased under the plan during the years ended December 31, 2011, 2010 and 2009 were approximately 29,500, 20,000 and 47,000, respectively, and the Company's contributions recognized as expense were approximately $0.4 million, $0.2 million and $0.3 million, respectively, during such years.